UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2020

FedEx Corporation

(Exact name of registrant as specified in its charter)

Commission File Number
 1-15829

Delaware	62-1721435
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

942 South Shady Grove Road, Memphis, Tennessee	38120
(Address of principal executive offices)	(Zip Code)

(901) 818-7500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.10 per share	FDX	New York Stock Exchange
0.700% Notes due 2022	FDX 22B	New York Stock Exchange
1.000% Notes due 2023	FDX 23A	New York Stock Exchange
0.450% Notes due 2025	FDX 25A	New York Stock Exchange
1.625% Notes due 2027	FDX 27	New York Stock Exchange
1.300% Notes due 2031	FDX 31	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 1. REGISTRANT’S BUSINESS AND OPERATIONS.

Item 1.01.	Entry into a Material Definitive Agreement.

On August 13, 2020, Federal Express Corporation (“FedEx Express”), a wholly owned subsidiary of FedEx Corporation (the “Company”), and Wilmington Trust Company, as subordination agent (the “Subordination Agent”), loan trustee and pass through trustee (the “Trustee”) under a pass through trust agreement pursuant to which a newly formed pass through trust (the “Trust”) was created by FedEx Express, entered into 19 separate Participation Agreements, each dated as of August 13, 2020 (each, a “Participation Agreement” and, collectively, the “Participation Agreements”). The Participation Agreements provide for the issuance by FedEx Express of equipment notes (the “Equipment Notes”) in an aggregate principal amount of $970,000,000 secured by thirteen Boeing 767-300F aircraft and six Boeing 777F aircraft, delivered new to FedEx Express between September 2015 and June 2020 (each such aircraft, an “Aircraft” and, collectively, the “Aircraft”), and which are substantially identical with respect to each model of Aircraft. The Equipment Notes were issued under separate Indenture and Security Agreements (each, an “Indenture” and, collectively, the “Indentures”) entered into by FedEx Express and Wilmington Trust Company, as loan trustee (the “Loan Trustee”), on August 13, 2020, with respect to each Aircraft.

The Equipment Notes bear interest at the rate of 1.875% per annum. The Equipment Notes were purchased by the Trustee using the proceeds from the sale of a total of $970,000,000 aggregate principal amount of FedEx Express Class AA Pass Through Certificates, Series 2020-1AA (the “Certificates”) through the Trust. The Trustee will distribute payments of principal, make-whole amount (if any) and interest received on the Equipment Notes to the holders of the Certificates, subject to the subordination provisions set forth in the intercreditor agreement, dated as of August 13, 2020, among the Trustee, the Liquidity Provider and the Subordination Agent. Pursuant to a Revolving Credit Agreement dated August 13, 2020, between BNP Paribas, acting through its New York Branch, as liquidity provider (the “Liquidity Provider”), and the Subordination Agent, the Liquidity Provider will provide a liquidity facility for the Certificates, in an amount sufficient to make three semiannual interest distributions on the outstanding balance of the Certificates.

The interest on the Equipment Notes is payable semiannually on February 20 and August 20 of each year, beginning on February 20, 2021. The principal payments on the Equipment Notes are scheduled on February 20 and August 20 of each year, beginning on February 20, 2021. The final payments are expected to be due on February 20, 2034. Maturity of the Equipment Notes may be accelerated upon the occurrence of certain events of default, including failure by FedEx Express (in some cases after notice or the expiration of a grace period, or both) to make payments under the applicable Indenture when due or to comply with certain covenants, as well as certain bankruptcy events involving FedEx Express or the Company. The Equipment Notes issued with respect to each Aircraft are secured by a lien on such Aircraft and are also cross-collateralized by the other Aircraft. The payment obligations of FedEx Express in respect of the Equipment Notes are fully and unconditionally guaranteed by the Company.

The Certificates were registered for offer and sale pursuant to the Securities Act of 1933, as amended, under the Company and FedEx Express’s shelf registration statement on Form S-3 (File No. 333-240157) (the “Registration Statement”), including the base prospectus therein dated July 29, 2020 and the final prospectus supplement thereto dated July 30, 2020.

The foregoing description of the agreements and instruments is qualified in its entirety by reference to such agreements and instruments, copies of which are filed herewith as exhibits and are incorporated by reference herein. This Current Report on Form 8-K is also being filed for the purpose of filing as exhibits to the Registration Statement the documents listed in Item 9.01 below, which are hereby incorporated by reference in the Registration Statement.

       SECTION 2. FINANCIAL INFORMATION.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.03.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit
4.1	Pass Through Trust Agreement, dated as of August 13, 2020 between Federal Express Corporation and Wilmington Trust Company.

4.2	Trust Supplement No. 2020-1AA, dated as of August 13, 2020, between Federal Express Corporation and Wilmington Trust Company, as Trustee, to the Pass Through Trust Agreement dated as of August 13, 2020.

4.3	Guarantee of FedEx Corporation dated August 13, 2020.

4.4	Form of Pass Through Trust Certificate, Series 2020-1AA (included in Exhibit A to Exhibit 4.2).

4.5	Intercreditor Agreement, dated as of August 13, 2020, among Wilmington Trust Company, as Trustee of the FedEx Pass Through Trust 2020-1AA, BNP Paribas, acting through its New York Branch, as Liquidity Provider, and Wilmington Trust Company, as Subordination Agent.

4.6	Revolving Credit Agreement (2020-1AA), dated as of August 13, 2020, between Wilmington Trust Company, as Subordination Agent, agent and trustee for the trustee of the FedEx Pass Through Trust 2020-1AA and as Borrower, and BNP Paribas, acting through its New York Branch, as Liquidity Provider.

†*4.7	Participation Agreement (N126FE), dated as of August 13, 2020 among Federal Express Corporation, Wilmington Trust Company, as Pass Through Trustee under the Pass Through Trust Agreements, Wilmington Trust Company, as Subordination Agent, Wilmington Trust Company, as Loan Trustee, and Wilmington Trust Company, in its individual capacity as set forth therein.

†**4.8	Participation Agreement (N869FD), dated as of August 13, 2020, among Federal Express Corporation, Wilmington Trust Company, as Pass Through Trustee under the Pass Through Trust Agreements, Wilmington Trust Company, as Subordination Agent, Wilmington Trust Company, as Loan Trustee, and Wilmington Trust Company, in its individual capacity as set forth therein.

*4.9	Indenture and Security Agreement (N126FE), dated as of August 13, 2020, between Federal Express Corporation and Wilmington Trust Company, as Loan Trustee.

**4.10	Indenture and Security Agreement (N869FD), dated as of August 13, 2020, between Federal Express Corporation and Wilmington Trust Company, as Loan Trustee.

4.11	Form of Series 2020-1AA Equipment Notes (included in Exhibit 4.9).

5.1	Opinion of Mark R. Allen, Executive Vice President, General Counsel and Secretary of FedEx Corporation.

5.2	Opinion of Davis Polk & Wardwell LLP, special counsel to FedEx Corporation and Federal Express Corporation.

5.3	Opinion of Morris James LLP, special counsel to Wilmington Trust Company.

23.1	Consent of mba Aviation.

23.2	Consent of Aircraft Information Services, Inc.

23.3	Consent of Avitas, Inc.

23.4	Consent of Mark R. Allen (included in Exhibit 5.1).

23.5	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.2).

23.6	Consent of Morris James LLP (included in Exhibit 5.3).

*99.1	Schedule I.

**99.2	Schedule II.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Pursuant to Instruction 2 to Item 601 of Regulation S-K, Exhibit 99.1 filed herewith contains a list of documents applicable to the Boeing 767-300F Aircraft (other than the Aircraft bearing Registration No. N126FE) that relate to the offering of the FedEx Express Class AA Pass Through Certificates, Series 2020-1AA, which documents are substantially identical to those which are filed herewith as Exhibits 4.7 and 4.9, except for the information identifying such Aircraft in question and various information relating to the principal amounts of the Equipment Notes relating to such Aircraft. Exhibit 99.1 sets forth the details by which such documents differ from the corresponding representative sample of documents filed herewith as Exhibits 4.7 and 4.9 with respect to the Aircraft bearing Registration No. N976JT.

**	Pursuant to Instruction 2 to Item 601 of Regulation S-K, Exhibit 99.2 filed herewith contains a list of documents applicable to the Boeing 777F Aircraft (other than the Aircraft bearing Registration No. N869FD) that relate to the offering of the FedEx Express Class AA Pass Through Certificates, Series 2020-1AA, which documents are substantially identical to those which are filed herewith as Exhibits 4.8 and 4.10, except for the information identifying such Aircraft in question and various information relating to the principal amounts of the Equipment Notes relating to such Aircraft. Exhibit 99.2 sets forth the details by which such documents differ from the corresponding representative sample of documents filed herewith as Exhibits 4.8 and 4.10 with respect to the Aircraft bearing Registration No. N869FD.

†	Certain attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K because the information contained therein is not material and is not otherwise publicly disclosed. The Company will furnish supplementally copies of such attachments to the Securities and Exchange Commission or its staff upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FedEx Corporation

Date:	August 13, 2020	By:	/s/ Herbert C. Nappier
Herbert C. Nappier Executive Vice President, Treasurer, Tax & Corporate Development